Exhibit 99.1

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2013
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Assets
Land	$418,008			$418,008
Income producing property	1,624,617			1,624,617
	2,042,625			2,042,625
Accumulated depreciation and amortization	(548,549)			(548,549)
Net income producing property	1,494,076			1,494,076
Properties under development or held for future development	55,580			55,580
Total real estate held for investment, net	1,549,656			1,549,656
Investment in real estate sold or held for sale, net	346,157	$(346,157)	(a)	—
Cash and cash equivalents	7,923	460,745	(b)	468,668
Restricted cash	7,547			7,547
Rents and other receivables, net of allowance for doubtful accounts	48,619			48,619
Prepaid expenses and other assets	110,116			110,116
Other assets related to properties sold or held for sale	18,337	(18,337)	(a)	—
Total assets	$2,088,355	$96,251		$2,184,606
Liabilities
Notes payable	$846,576			$846,576
Mortgage notes payable	290,838			290,838
Lines of credit	85,000			85,000
Accounts payable and other liabilities	57,116			57,116
Advance rents	11,749			11,749
Tenant security deposits	7,639			7,639
Liabilities related to properties sold or held for sale	31,275	$(23,467)	(c)	—
		(7,808)	(a)
Total liabilities	1,330,193	(31,275)		1,298,918
Equity
Shareholders’ equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—			—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	665			665
Additional paid in capital	1,148,837			1,148,837
Distributions in excess of net income	(395,816)	132,016	(d)	(266,506)
		(2,706)	(e)
Total shareholders’ equity	753,686	129,310		882,996
Noncontrolling interests in subsidiaries	4,476	(1,784)	(f)	2,692
Total equity	758,162	127,526		885,688
Total liabilities and shareholders’ equity	$2,088,355	$96,251		$2,184,606

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$304,983	$(50,189)	(g)	$254,794
Expenses
Real estate expenses	103,276	(16,731)	(g)	86,545
Depreciation and amortization	103,067	(17,960)	(g)	85,107
Acquisition costs	234	—		234
Real estate impairment	2,097	(2,097)	(h), (g)	—
General and administrative	15,488	—		15,488
	224,162	(36,788)		187,374
Real estate operating income	80,821	(13,401)		67,420
Other income (expense)
Interest expense	(64,697)	4,070	(c), (g)	(60,627)
Other income	975	—		975
	(63,722)	4,070		(59,652)
Income from continuing operations	17,099	(9,331)		7,768
Less: Income from continuing operations attributable to noncontrolling interests	—	—		—
Income from continuing operations attributable to the controlling interests	$17,099	$(9,331)		$7,768
Income from continuing operations attributable to the controlling interests per share:
Basic	$0.25			$0.11
Diluted	$0.25			$0.11
Weighted average shares outstanding - basic	66,239			66,239
Weighted average shares outstanding - diluted	66,376			66,376

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$284,156	$(49,423)	(g)	$234,733
Expenses
Real estate expenses	95,342	(15,718)	(g)	79,624
Depreciation and amortization	91,805	(17,402)	(g)	74,403
Acquisition costs	3,607	—		3,607
Real estate impairment	14,526	—		14,526
General and administrative	15,728	—		15,728
	221,008	(33,120)		187,888
Real estate operating income	63,148	(16,303)		46,845
Other income (expense)
Interest expense	(66,214)	4,812	(c), (g)	(61,402)
Other income	1,144	—		1,144
Loss on extinguishment of debt	(976)	—		(976)
	(66,046)	4,812		(61,234)
Loss from continuing operations	(2,898)	(11,491)		(14,389)
Less: Income from continuing operations attributable to noncontrolling interests	—	—		—
Loss from continuing operations attributable to the controlling interests	$(2,898)	$(11,491)		$(14,389)
Loss from continuing operations attributable to the controlling interests per share:
Basic	$(0.04)			$(0.22)
Diluted	$(0.04)			$(0.22)
Weighted average shares outstanding - basic	65,982			65,982
Weighted average shares outstanding - diluted	65,982			65,982

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$253,127	$(48,908)	(g)	$204,219
Expenses
Real estate expenses	84,745	(16,055)	(g)	68,690
Depreciation and amortization	78,483	(17,462)	(g)	61,021
Acquisition costs	1,161	—		1,161
Real estate impairment	—			—
General and administrative	14,406	—		14,406
	178,795	(33,517)		145,278
Real estate operating income	74,332	(15,391)		58,941
Other income (expense)
Interest expense	(66,965)	5,126	(c), (g)	(61,839)
Other income	1,193	—		1,193
Gain from non-disposal activities	7	—		7
Loss on extinguishment of debt	(9,176)	—		(9,176)
	(74,941)	5,126		(69,815)
Loss from continuing operations	(609)	(10,265)		(10,874)
Less: Income from continuing operations attributable to noncontrolling interests	—	—		—
Loss from continuing operations attributable to the controlling interests	$(609)	$(10,265)		$(10,874)
Loss from continuing operations attributable to the controlling interests per share:
Basic	$(0.01)			$(0.17)
Diluted	$(0.01)			$(0.17)
Weighted average shares outstanding - basic	62,140			62,140
Weighted average shares outstanding - diluted	62,140			62,140

See accompanying notes to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

Note 1: Basis of Presentation
The accompanying unaudited pro forma consolidated balance sheet at September 30, 2013 of Washington Real Estate Investment Trust (“WRIT”) gives effect to the disposition of WRIT’s entire medical office segment and two office properties as if they had occurred on September 30, 2013.
The accompanying unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2012, 2011 and 2010 give effect to the disposition of WRIT’s entire medical office segment and two office properties as if these dispositions had occurred on January 1, 2010.
This unaudited pro forma condensed consolidated financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2012, 2011 and 2010 are not necessarily indicative of the operating results for these periods.
The unaudited condensed consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2012 and WRIT’s Quarterly Report on Form 10-Q for the period ended September 30, 2013. In management’s opinion, all adjustments necessary to reflect these dispositions and related transactions have been made.
Note 2: Description of Transactions
On September 27, 2013, WRIT entered into four separate purchase and sale agreements with Harrison Street Real Estate Capital, LLC to effectuate the sale of WRIT’s entire medical office portfolio and two office assets (collectively, the "Disposition Group")encompassing in total approximately 1.5 million square feet. The sales prices under the four agreements aggregate to $500.8 million.

WRIT closed on Purchase and Sale Agreements #1 and #2 on November 21, 2013 (except for Woodholme Medical Office Building, which closed on November 22, 2013). WRIT had three mortgage notes secured by properties included in Purchase and Sale Agreement #1 (Woodholme Medical Office Building and Ashburn Farm Office Park I and III). WRIT extinguished the mortgage notes secured by Ashburn Farm Office Park I and III on November 21, 2013 and the mortgage note secured by Woodholme Medical Office Building on November 22, 2013. The costs and prepayment penalties related to these transactions totaled $2.7 million. WRIT expects to settle on Purchase and Sale Agreements #3 and #4 by January 31, 2014.

The properties, purchase prices and actual/projected closing dates under each of the purchase and sale agreements are as follows:
Purchase and Sale Agreement #1 ($303.4 million; closed on November 21, 2013 except for Woodholme Medical Office Building, which closed on November 22, 2013):

1.	2440 M Street
2.	Alexandria Professional Center
3.	8301 Arlington Boulevard
4.	6565 Arlington Boulevard
5.	Ashburn Farm Office Park I
6.	Ashburn Farm Office Park II
7.	Ashburn Farm Office Park III
8.	CentreMed I and II
9.	Sterling Medical Office Building
10.	19500 at Riverside Office Park (formerly Lansdowne Medical Office Building)
11.	Shady Grove Medical Village II
12.	9707 Medical Center Drive
13.	15001 Shady Grove Road
14.	15005 Shady Grove Road
15.	Woodholme Center
16.	Woodholme Medical Office Building

Purchase and Sale Agreement #2 ($3.8 million; closed on November 21, 2013):

1.	4661 Kenmore Avenue (undeveloped land)
Purchase and Sale Agreement #3 ($79.0 million; expected to close by January 31, 2014):

1.	Woodburn Medical Park I
2.	Woodburn Medical Park II
Purchase and Sale Agreement #4 ($114.6 million; expected to close by January 31, 2014):

1.	Prosperity Medical Center I and II
2.	Prosperity Medical Center III
Note 3: Unaudited Pro Forma Adjustments to Condensed Consolidated Financial Statements
(a) Reflects the elimination of assets and liabilities associated with the Disposition Group, as defined in note 2.
(b) Reflects the estimated net sales proceeds for the Disposition Group.
(c) Reflects the elimination of mortgage notes and related accrued interest secured by Woodholme Medical Office Building, Ashburn Farm Office Park I and Ashburn Farm Office Park III, and interest expense associated with mortgage notes secured by Woodholme Medical Office Building, Ashburn Farm Office Park I and III (see note 2).
(d) Reflects the estimated gain on sale of real estate for the Disposition Group.
(e) Reflects the estimated loss on extinguishment of debt for the mortgage notes secured by Woodholme Medical Office Building, Ashburn Farm Office Park I and III (see note 2).
(f) Reflects the elimination of noncontrolling interests related to an operating partnership agreement with a member of the entity that previously owned the undeveloped land at 4661 Kenmore Avenue.
(g) Reflects the elimination of income and expenses associated with the Disposition Group.
(h) Reflects the elimination of real estate impairment associated with 4661 Kenmore Avenue.